                                                                   EXHIBIT 99.1

                          $500,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-4

        INFORMATION REGARDING CERTAIN INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on May 28, 1998. The information below includes the Initial Contracts described in the Prospectus Supplement dated May 19, 1998, as well as the Additional Contracts transferred to the Trust. There will be no Subsequent Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

                GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                              AGGREGATE    % OF CONTRACT
                                                              PRINCIPAL       POOL BY
                                           % OF CONTRACT       BALANCE      OUTSTANDING
                            NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                         --------------- ----------------- --------------- -------------
Alabama.................        863             6.43%      $ 27,887,598.85      5.58%
Arizona.................        226             1.68          9,309,455.82      1.86
Arkansas................        352             2.62         10,521,341.04      2.10
California..............        306             2.28         12,317,686.40      2.46
Colorado................        275             2.05         13,254,655.84      2.65
Connecticut.............          6              .04            162,786.14       .03
Delaware................         49              .36          2,011,334.86       .40
Florida.................        879             6.55         36,470,428.38      7.29
Georgia.................        843             6.28         31,580,527.03      6.32
Idaho...................         70              .62          9,022,339.30       .60
Illinois................        196             1.46          5,946,984.94      1.19
Indiana.................        365             2.72         12,865,335.96      2.57
Iowa....................        196             1.46          5,876,254.64      1.18
Kansas..................        202             1.50          7,218,443.88      1.44
Kentucky................        352             2.62         11,451,700.21      2.29
Louisiana...............        293             2.18          8,840,888.70      1.77
Maine ..................         78              .58          2,908,213.11       .58
Maryland................         55              .41          1,859,784.56       .37
Massachusetts...........          8              .06            283,907.34       .06
Michigan................        613             4.56         25,400,460.08      5.08
Minnesota...............        258             1.92          7,520,485.40      1.50
Mississippi.............        365             2.72         11,769,453.05      2.35
Missouri................        372             2.77         11,224,726.68      2.24
Montana.................        119              .89          4,167,179.52       .83
Nebraska................         70              .52          2,520,939.83       .50
Nevada..................        109              .81          5,247,286.44      1.05
New Hampshire...........         53              .39          1,500,128.48       .30
New Jersey..............          3              .02            165,926.90       .03
New Mexico..............        294             2.19         13,118,576.31      2.62
New York................        175             1.30          5,227,100.48      1.05
North Carolina..........      1,172             8.74         48,025,835.13      9.62
North Dakota............         57              .42          1,529,962.50       .31
Ohio....................        326             2.43         12,303,116.50      2.46
Oklahoma................        358             2.67         13,146,325.69      2.63
Oregon..................        130              .97          8,394,960.97      1.68
Pennsylvania............        166             1.24          5,742,736.11      1.15
South Carolina..........        546             4.07         21,643,715.94      4.33
South Dakota............        118              .88          4,025,956.67       .81
Tennessee...............        401             2.99         13,232,044.93      2.65
Texas...................      1,146             8.53         42,306,902.73      9.47
Utah....................         55              .41          2,519,750.23       .50
Vermont.................         26              .19            902,374.44       .18
Virginia................        253             1.88          8,334,434.36      1.67
Washington..............        198             1.47         11,546,398.05      2.31
West Virginia...........        151             1.12          4,714,059.52       .94
Wisconsin...............        211             1.57          6,549,592.19      1.31
Wyoming.................         71              .53          3,429,911.55       .69
                             ------           ------       ---------------    ------
Total...................     13,430           100.00%      $499,999,997.68    100.00%
                             ======           ======       ===============    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                               NUMBER OF       AGGREGATE      % OF CONTRACT POOL BY
                               CONTRACTS   PRINCIPAL BALANCE  OUTSTANDING PRINCIPAL
                                 AS OF        OUTSTANDING         BALANCE AS OF
YEAR OF ORIGINATION (1)       CUT-OFF DATE AS OF CUT-OFF DATE     CUT-OFF DATE
-----------------------       ------------ ------------------ ---------------------
1986 .......................       3        $     18,553.58              * %
1987 .......................       1               8,031.36              *
1988 .......................       2              23,125.61              *
1989 .......................       5             100,649.49             .02
1990 .......................       7             144,732.22             .03
1991 .......................      10             196,535.47             .04
1992 .......................      11             244,388,82             .05
1993 .......................       9             223,153.99             .04
1994 .......................      34             969,768.01             .19
1995 .......................      33           1,019,435.27             .20
1996 .......................      43           1,553,295.02             .31
1997 .......................      87           6,285,965.93            1.27
1998 .......................  13,184         489,190,528.96           97.85
                              ------        ---------------          ------
          Total ............  13,430        $499,999,997.68          100.00%
                              ======        ===============          ======
--------------------

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as fo the Cut-off Date.



                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                               NUMBER OF       AGGREGATE      % OF CONTRACT POOL BY
                               CONTRACTS   PRINCIPAL BALANCE  OUTSTANDING PRINCIPAL
  ORIGINAL CONTRACT              AS OF        OUTSTANDING         BALANCE AS OF
AMOUNT (IN DOLLARS)           CUT-OFF DATE AS OF CUT-OFF DATE     CUT-OFF DATE
----------------------        ------------ ------------------ ---------------------
    Less than $10,000........       565     $  4,328,166.53             .87%
    $10,000 to $19,999.......     2,168       33,185,419.34            6.64
    $20,000 to $29,999.......     3,178       80,207,216.88           16.04
    $30,000 to $39,999.......     2,800       96,795,176.50           19.36
    $40,000 to $49,999.......     1,681       75,015,714.80           15.00
    $50,000 to $59,999.......     1,282       69,983,342.10           14.00
    $60,000 to $69,999.......       712       45,771,020.41            9.15
    $70,000 to $79,999.......       393       29,339,782.36            5.87
    $80,000 to $89,999.......       258       21,877,278.07            4.38
    $90,000 to $99,999.......       150       14,267,717.94            2.85
    $100,000 to $109,999.....        90        9,376,121.17            1.88
    $110,000 to $119,999.....        61        7,030,815.02            1.41
    $120,000 to $129,999.....        43        5,360,994.59            1.07
    $130,000 to $139,999.....        17        2,274,492.62             .45
    $140,000 to $149,999.....        13        1,885,760.19             .38
    $150,000 to $159,999.....         4          621,348.11             .12
    $160,000 to $169,999.....         6          996,328.27             .20
    $170,000 to $179,999.....         3          522,650.49             .10
    $180,000 to $189,999.....         1          180,177.75             .04
    $190,000 to $199,999.....         3          578,641.28             .12
    $200,000 to $249,999.....         2          411,833.26             .08
                                 ------     ---------------          ------
       Total.................    13,430     $499,999,997.68          100.00%
                                 ======     ===============          ======

          DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          438          $ 12,474,084.61               2.49%
61% to 65%..............          142             4,632,100.66                .93
66% to 70%..............          213             7,802,167.55               1.56
71% to 75%..............          325            12,452,491.10               2.49
76% to 80%..............        1,029            38,464,053.63               7.69
81% to 85%..............        1,363            52,302,947.25              10.46
86% to 90%..............        4,635           180,209,580.88              36.05
91% to 95%..............        4,479           162,412,862.36              32.48
Over 95%................          806            29,249,709.64               5.85
                               ------          ---------------             ------
   Total................       13,430          $499,999,997.68             100.00%
                               ======          ===============             ======

--------
(1)Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                CONTRACT RATES

                                              AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY    NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE        AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------    ------------------- ------------------- --------------------------
0.00000% to 5.00000%....             5          $    355,338.60                .07%
5.00001% to 6.00000%....            40             2,340,809.79                .47
6.00001% to 7.00000%....           751            57,872,764.27              11.57
7.00001% to 8.00000%....         1,502            82,157,062.86              16.43
8.00001% to 9.00000%....         1,815            85,173,885.16              17.03
9.00001% to 10.00000%...         2,245            89,665,048.87              17.93
10.00001% to 11.00000%..         2,378            78,352,861.80              15.67
11.00001% to 12.00000%..         2,564            64,379,831.33              12.88
12.00001% to 13.00000%..         1,328            27,729,232.88               5.65
13.00001% to 14.00000%..           573             9,680,004.48               1.94
14.00001% to 15.00000%..            24               334,386.92                .07
15.00001% to 16.00000%..           167             1,603,094.47                .32
16.00001% to 17.00000%..            38               355,676.45                .07
                                ------          ---------------             ------
   Total................        13,430          $499,999,997.68             100.00%
                                ======          ===============             ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 31............            4          $     20,519.70                 * %
31 to 60................          317             2,822,651.95                .56
61 to 90................          335             4,539,373.89                .91
91 to 120...............        1,051            17,174,634.57               3.43
121 to 150..............          379             8,034,752.80               1.61
151 to 180..............        2,040            48,428,880.60               9.69
181 to 210..............           94             3,216,046.28                .64
211 to 240..............        2,349            73,754,207.61              14.75
241 to 270..............           20               739,305.81                .15
271 to 300..............        1,146            39,652,782.59               7.93
301 to 330..............           14               595,836.05                .12
331 to 360..............        5,681           301,021,005.83              60.21
                               ------          ---------------             ------
   Total................       13,430          $499,999,997.68             100.00%
                               ======          ===============             ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-Off Date.


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